RESOLUTIONS

The undersigned, Peter Verbeek, being the sole director of Urbanalien Corporation (the Company) does hereby this 22nd day of September, 2004 adopt the following resolution:

RESOLVED that effective as of October 20, 2004 there be a reverse split of one share for every seventeen shares thus reducing the 56,022,500 shares issued and outstanding to 3,295,441. That no fractional shares will be issued, all fractions will be rounded up to the next highest number.







                                                 /S/ PETER VERBEEK
                                                 -----------------
Dated:: September 22, 2004                       Peter Verbeek, Director

















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